UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025

FIRST AMERICAN FINANCIAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34580	26-1911571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First American Way
Santa Ana, California		92707-5913
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 250-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	FAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Director or Certain Officers; Appointment of Certain Officers.

Compensatory Arrangements of Certain Officers

On April 15, 2025, First American Financial Corporation (the “Company”) filed a Current Report on form 8-K announcing the promotion of Mark E. Seaton to the position of Chief Executive Officer and the promotion of Matthew F. Wajner to the position of Chief Financial Officer, each effective as of April 10, 2025 (the “Appointment Date”). At that time, there were no changes to their compensation.

On May 21, 2025, the Company’s Compensation Committee (the “Committee”) (i) increased Mr. Seaton’s base salary from $725,000 to $1,000,000 per year (effective as of the Appointment Date), (ii) increased his full-year 2025 annual incentive plan cash bonus target from $750,000 to $1,800,000 and (iii) increased his full-year 2025 annual incentive plan bonus restricted stock unit (“RSU”) target from $750,000 to $1,800,000, (iv) granted him (a) long-term incentive (“LTI”) plan RSUs that vest 33.3% per year over three years (“LTI RSUs”) having a grant date value of $737,500 and (b) LTI incentive plan performance RSUs that vest over three years with the number of shares earned to be determined based on the Company’s relative total shareholder return over the three-year performance period beginning January 1, 2025 and ending December 31, 2027 (the “Performance Period”) relative to the companies in the S&P MidCap 400 Index at the beginning of the Performance Period (“LTI PRSUs”) having a grant date value of $737,500.

On May 21, 2025, the Committee approved the entry into an employment agreement with Mr. Wajner effective as of the Appointment Date and expiring on December 31, 2027, with the following terms: (i) an increase in base salary from $370,000 to $625,000 (effective as of the Appointment Date), (ii) in the event of termination by the Company Without Cause (as defined therein), subject to execution and non-revocation of a release of claims, a severance payment equal to two times the sum of (a) base salary and (b) the median of his last three annual bonuses, payable one-half in monthly installments over the year following termination and one-half in a lump sum one year following termination; and (iii) standard restrictive covenants regarding confidentiality, non-competition and non-solicitation.

In addition, on May 21, 2025, the Committee (i) increased Mr. Wajner’s full-year 2025 annual incentive plan cash bonus target from $159,250 to $500,000, (ii) increased his full-year 2025 annual incentive plan bonus RSU target from $85,750 to $500,000 and (iii) granted him (a) LTI RSUs having a grant date value of $192,500 and (b) LTI PRSUs having a grant date value of $192,500.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AMERICAN FINANCIAL CORPORATION

Date:	May 23, 2025	By:	/s/ Lisa W. Cornehl
Name: Lisa W. Cornehl Title: Senior Vice President, Chief Legal Officer